Inventories (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Inventory Disclosure [Abstract]
Impact on net income of liquidations			$ 196
Inventories
Percentage of total inventories on LIFO	79.00%	78.00%	76.00%
Excess of FIFO over LIFO	$ 253,353	$ 251,060	$ 331,867
(Decrease) increase in net income due to LIFO	$ (1,421)	$ 49,658	$ 3,230
Increase in net income per common share due to LIFO (in dollars per share)	$ (0.02)	$ 0.53	$ 0.03